Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Opendoor Technologies Inc. (the “Company”) for the period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Carrie Wheeler, Chief Executive Officer of the Company, and Christina Schwartz, Interim Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 01, 2024	By:	/s/ Carrie Wheeler
Carrie Wheeler
Chief Executive Officer
(Principal Executive Officer)

Date:	August 01, 2024	By:	/s/ Christina Schwartz
Christina Schwartz
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)